Exhibit 99.3

27TH ANNUAL ROTH CONFERENCE

Sidney Hinton Chief Executive Officer

March 10, 2015

Forward-Looking Statements Safe Harbor–

All forward-looking statements made or referred to in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, expectations and projections about future business developments, opportunities, financial guidance, prospects, and outlook, are not guarantees of future performance or events but are based upon current assumptions and subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company’s SEC filings, including but not limited to the Company’s most recent Form 10-K and subsequent SEC filings including reports on Form 8-K and Form 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof and are subject to change, and the Company assumes no duty or obligation to update or revise any forward-looking statements.

What You Will Hear Today

1. Who we are

2. Where we have been

3. Where we are now

4. Where we are going

What You Will Hear Today

1. Who we are

2. Where we have been

3. Where we are now

4. Where we are going

Who We Are

POWR Wake Headquarters: Forest, NC

$368 million $257 million

48% Record backlog Trailing 12 month revenues

Percentage of >750 Strong Record 4th Quarter

year-over-year balance

backlog growth employees sheet revenues of $81.7 million

Focused on Operational Excellence

Who We Are: Utility Focused

Distributed

Utility

Generation

Infrastructure

Systems

Solutions

Energy Efficiency

Products/Services

What You Will Hear Today

1. Who we are

2. Where we have been

3. Where we are now

4. Where we are going

Where We Have Been:

Building and Growing our Business

400

350

300

Millions 250

in 200

150

CAGR 29.4%

Revenue 100

50

0

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

2014: Difficult Start ? Strong Execution Builds 2015 Platform

May 2014

Unprofitable utility contract Backlog/pipeline decline Need to add DG backlog/pipeline

Need to improve LED GMs

Focus on operational excellence

Q2-Q4 2014 Action Taken

Renegotiated in June 2014

Built backlog to record levels

Added $203.5M + MC team

– DG backlog + 39% y-o-y

Q4 2014 GM = 41.8% (+20.7pp)

– FY 2014 LED GMs +12 pp y-o-y UI GM improves: 10% to 18%

What You Will Hear Today

1. Who we are

2. Where we have been

3. Where we are now

4. Where we are going

Where We Are Now: Solid Q4 Execution

Revenues of $81.7 million (vs. guidance of $67-$72 million) Gross margin of 25.8% (vs. guidance of 25-26%) GAAP EPS of $0.02 (vs. guidance of $0.00-$0.05) Record backlog grows to $368 million (vs. $248 million at Mar 2014)

$33.8 million in cash, $22.5 million in term debt and capital leases, nothing drawn on $20 million revolving credit facility

Realigned management team to drive operational excellence and deliver strong operating margins

Third consecutive quarter of sequential improvement in operating margins

Recent Acquisitions Add Value: Solar

Purchased solar business for $4M in June 2012

$22.6M in FY 2014 solar revenues

+ $140 M to backlog since mid-2014

- Includes $120M project w/large IOU

Accretive to net income & EPS In-house turnkey EPC capability Strategic offering integrated into microgrid solutions

Recent Acquisitions Add Value: Energy Efficiency Services

Paid ~$6M for EES capabilities in 2013/14

Serve super-ESCOs with lighting, mechanical, water and building envelope solutions to deliver savings

Added retail capability in 2014

Q4 2014: $9M in revenues,

28.8% ESCO GM (retail EES >40%)

Opens new customer channels for DG and LED lighting solutions

Recently sold 1st DG system through ESCO customer channel

Recent Acquisitions Add Value: Solais

Purchased Solais lighting business for $15 M April 2013

SOLAIS

- Significant sourcing and manufacturing expertise
- Adding substantial efficiencies to manufacturing of PowerSecure's existing LED solutions
- Q4 2014 LED GM: 41.8% = +20.7 pp y-o-y
- Outstanding proprietary portfolio of LED lamps and fixtures for C&I applications
- Superior light output, thermal management, optics, light quality and aesthetics

14

Power Secure

Recent Acquisitions Add Value: Mission Critical

Purchased for $13M in October 2014

$10M in backlog and $2.7M in revenue in partial Q4 2014

Full turnkey electrical infrastructure, design, implementation and commissioning to data center owners

Established market leader

Speeds access to key data center decision makers

What You Will Hear Today

1. Who we are

2. Where we have been

3. Where we are now

4. Where we are going

Where We Are Going: 2015 Focus Areas

1. Relentless pursuit of operational excellence in everything we do

2. Expand our operating margins to drive EPS in 2015 and beyond

3. Grow pipeline of opportunities for 2016 and convert them to backlog

Where We Are Going:

Building and Growing our Business

400

350

300

Millions 250

in 200

150

CAGR 29.4%

Revenue 100

50

0

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

THANKYOU